UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 9, 2021

Sio Gene Therapies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37418	85-3863315
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 West 42nd Street 26th Floor New York, New York 10036 (Address of principal executive offices) (Zip Code)
(Registrant’s telephone number, including area code): +1 877 746 4891
N/A

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities Registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	SIOX	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02    Results of Operations and Financial Condition.

On February 9, 2021, Sio Gene Therapies Inc. (the "Registrant") issued a press release announcing its financial results for the three and nine-months ended December 31, 2020. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 2.02, and Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Registrant’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX
Exhibit No.	Description of Document

99.1	Press Release of Sio Gene Therapies Inc., dated February 9, 2021, “Sio Gene Therapies Announces Financial Results for Third Fiscal Quarter Ended December 31, 2020”

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIO GENE THERAPIES INC.

Dated:	February 9, 2021
		By:	/s/ David Nassif
		Name:	David Nassif
		Title:	Chief Financial Officer and General Counsel